UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant To Section 13 Or 15(d)
of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 1, 2017

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LEISURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38306 (Commission File Number)	82-2755287 (I.R.S. Employer Identification No.)
250 West 57th Street, Suite 2223 New York, New York 10107 (Address of principal executive offices) (Zip Code)
(646) 565-6940 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 5, 2017, Leisure Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $200,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,825,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to MLCP GLL Funding LLC, an affiliate of Matthews Lane Capital Partners LLC (the “Matthews Lane Sponsor”), Hydra LAC, LLC, an affiliate of Hydra Management, LLC (the “Hydra Sponsor,” and together with the Matthews Lane Sponsor, the “Sponsors”), HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora”) and certain members of the Company’s management team (collectively, the “Purchasers”), generating gross proceeds to the Company of approximately $6,825,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Purchasers or their permitted transferees.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO, including approximately $7,000,000 of the underwriter’s deferred discount, and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On December 1, 2017, in connection with the IPO, the Company filed its previously approved Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-221330):

•	A Warrant Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated December 1, 2017, among the Company, certain affiliates of the Sponsors, the Sponsors, HG Vora and certain other security holders named therein.

•	A Warrant Purchase Agreement, dated December 1, 2017, among the Company, certain affiliates of the Sponsors, HG Vora and certain other security holders named therein.

•	An Administrative Services Agreement, dated December 1, 2017, between the Company and the Hydra Sponsor.

•	An Expense Advancement Agreement, dated December 1, 2017, among the Company, HG Vora, the Hydra Sponsor and the Matthews Lane Sponsor.

•	A Letter Agreement, dated December 1, 2017, among the Company, its officers and directors, certain affiliates of the Sponsors, the Sponsors and HG Vora.

•	A Contingent Forward Purchase Contract, dated December 1, 2017, between the Company and HG Vora Special Opportunities Master Fund, Ltd.

On December 1, 2017, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated December 1, 2017, among the Company and certain security holders.
10.3	Warrant Purchase Agreement, dated December 1, 2017, between the Company and certain security holders.
10.4	Administrative Services Agreement, dated December 1, 2017, between the Company and Hydra Management, LLC.
10.5	Expense Advancement Agreement, dated December 1, 2017, between the Company, HG Vora Special Opportunities Master Fund, Ltd., Hydra Management, LLC and Matthews Lane Capital Partners LLC.
10.6	Letter Agreement, dated December 1, 2017, among the Company, its officers, directors and security holders.
10.7	Contingent Forward Purchase Contract, dated December 1, 2017, between the Company and HG Vora Special Opportunities Master Fund, Ltd.
99.1	Press Release, dated December 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leisure Acquisition Corp.

Date: December 5, 2017

	By:	/s/ Daniel B. Silvers
	Name:	Daniel B. Silvers
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated December 1, 2017, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated December 1, 2017, among the Company and certain security holders.
10.3	Warrant Purchase Agreement, dated December 1, 2017, between the Company and certain security holders.
10.4	Administrative Services Agreement, dated December 1, 2017, between the Company and Hydra Management, LLC.
10.5	Expense Advancement Agreement, dated December 1, 2017, between the Company, HG Vora Special Opportunities Master Fund, Ltd., Hydra Management, LLC and Matthews Lane Capital Partners LLC.
10.6	Letter Agreement, dated December 1, 2017, among the Company, its officers, directors and security holders.
10.7	Contingent Forward Purchase Contract, dated December 1, 2017, between the Company and HG Vora Special Opportunities Master Fund, Ltd.
99.1	Press Release, dated December 1, 2017.